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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                     ______________________


                            --------
                            FORM 8-K
                            --------


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OF 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                          APRIL 9, 1997
               -----------------------------------
                         Date of Report
                (Date of earliest event reported)


                             1-7744
                      ---------------------
                    (Commission File Number)


                   PACIFIC SCIENTIFIC COMPANY
       --------------------------------------------------
       (Exact name of registrant as specified in charter)


                           CALIFORNIA
         ----------------------------------------------
         (State or other jurisdiction of incorporation)


                           94-0744970
                    ------------------------
                    (IRS Employer ID Number)


 620 Newport Center Drive, Suite 700, Newport Beach, California
 --------------------------------------------------------------
            (Address of principal executive offices)


                              92660
                           ----------
                           (Zip Code)


                         (714) 720-1714
      ----------------------------------------------------
      (Registrant's telephone number, including area code)

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ITEM 5)  OTHER EVENTS
---------------------

On April 9, 1997, the Registrant announced that it would seek a strategic buyer for its Solium technology and equipment and will phase out of the Solium subsidiary. Solium will be reclassified as a discontinued operation on the financial statements of the Registrant.

The loss on the disposal of the assets of the Solium subsidiary is as follows:

Estimated loss on disposal
    of net assets of segment ..................... $12,919,000
Estimated operating loss through
    expected date of disposal of segment .........   6,484,000
Less income tax benefit ..........................  (7,363,000)
                                                  -------------
    Estimated loss on disposition................. $12,040,000

It is expected that the disposal of the Solium subsidiary will be completed within a twelve-month period. The specific date for such a transaction cannot be determined at this time.

Attached hereto and incorporated herein is a copy of the Registrant's press release, dated April 9, 1997, announcing the intent to seek a strategic buyer for its Solium subsidiary.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. The
Registrant intends that such statements shall be protected by the safe harbors provided for in such sections.

Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Registrant may experience significant fluctuations in future operating results due to a number of economic, competitive and other factors, including, among other things, the size and timing of customer orders, changes in laws, new or increased competition, delays in new products, changes in market demand, market acceptance of new products, seasonality in product purchasers, changes in foreign exchange rates and others.

These factors and others could cause operating results to vary significantly from those in prior periods, and those projected in forward-looking statements. Additional information with respect to these and other factors that could materially affect the Company and its operations are included in the Registrant's filings with the Securities and Exchange Commission and are incorporated herein.

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ITEM 7)   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------

(a)    Financial Statements of Business Acquired.   None.

(b)    Pro Forma Financial Information.   None.

(c)    Exhibits.

       The following exhibit is filed with this report:

           99    Press Release



SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC SCIENTIFIC COMPANY,
a California corporation


By:         //s// Richard V. Plat
   ----------------------------------------
   Richard V. Plat, Secretary

Dated:     April 21, 1997
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